For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Summary Prospectus

Thornburg International Value Fund

February 1, 2019, as supplemented April 26, 2019	Class R3: TGVRX | Class R4: THVRX | Class R5: TIVRX | Class R6: TGIRX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated February 1, 2019, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Goal

International Value Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5	Class R6
Management Fees	0.72%	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none	none
Other Expenses	0.42%	0.50%	0.45%	0.11%
Total Annual Fund Operating Expenses	1.64%	1.47%	1.17%	0.83%
Fee Waiver/Expense Reimbursement(1)	(0.19)%	(0.22)%	(0.18)%	–
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.45%	1.25%	0.99%	0.83%

(1)Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, and Class R5 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, borrowing costs, expenses relating to short sales, and extraordinary expenses such as litigation costs) do not exceed 1.45%, 1.25%, and 0.99%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2020, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$148	$499	$874	$1,928
Class R4 Shares	$127	$443	$782	$1,739
Class R5 Shares	$101	$354	$626	$1,404
Class R6 Shares	$85	$265	$460	$1,025

Thornburg International Value Fund SUMMARY PROSPECTUS February 1, 2019, as supplemented April 26, 2019

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44.41% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in foreign equity securities or depository receipts of foreign equity securities. The Fund may invest in developing countries, but under normal conditions those investments are expected to comprise a significantly smaller proportion of the Fund than investments in developed countries.

The Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), intends to invest on an opportunistic basis where the Fund’s portfolio managers believe intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks the Fund categorizes as basic values, consistent earners, and emerging franchises, when the portfolio managers believe these issues are value priced. The relative proportions of securities invested in each of those categories will vary over time. The Fund seeks to invest in promising companies, and may invest in stocks that reflect unfavorable market perceptions of the company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle capitalization range of publicly traded companies.

Thornburg primarily uses individual issuer and industry analysis to make investment decisions. Value, for purposes of the Fund’s selection criteria, may consider both current and projected measures. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•profitability

•price/earnings ratio

•price/book value ratio

•price/cash flow ratio

•debt/capital ratio

•dividend characteristics

•security and consistency of revenues

•EV (enterprise value)/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio

•undervalued assets

•earnings growth potential

•industry growth characteristics

•industry leadership

•franchise value

•potential for favorable developments

•EBIT (earnings before interest and taxes)/interest expense ratio

The Fund categorizes its equity investments in the following three categories:

Basic Value: Companies which, in Thornburg’s opinion, are financially sound with well established businesses selling at low valuations relative to the companies’ net assets or potential earning power.

Consistent Earner: Companies which normally exhibit steady earnings growth, cash flow characteristics and/or dividend growth. These companies may have above average profitability measures and normally sell at above average valuations.

Emerging Franchise: Companies which, in Thornburg’s opinion, are in the process of establishing a leading position in a product, service or market with the potential to grow at an above average rate. Under normal conditions, the proportion of the Fund invested in this category will be lower than the other categories.

Inclusion of any investment in any of the three described categories represents the opinion of the advisor concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that the advisor had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

Debt obligations may be considered for investment if Thornburg believes them to be more attractive than equity alternatives, or to manage risk. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

SUMMARY PROSPECTUS February 1, 2019, as supplemented April 26, 2019 Thornburg International Value Fund

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” above) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Investments in China – In recent years, a significant portion of the Fund’s assets has been invested in companies exposed to China. Risks affecting investments in China include a potential downturn in the Chinese economy, reduced liquidity or increased price volatility in the Chinese securities markets as a result of trading suspensions affecting Chinese issuers or other factors, the potential that the Chinese government may expand restrictions on foreign investments or the repatriation of capital, and the implementation of new tariffs or other trade barriers by China or its trading partners.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. Decreases in market interest rates may result in prepayments of debt obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 61 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in International Value Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4, Class R5 and Class R6 share performance to the MSCI Europe, Australasia and Far East (EAFE) Index and the MSCI All Country (AC) World ex-U.S. Index, each of which is a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2018. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

	Total Returns	Quarter ended
Highest Quarterly Results	22.73%	6-30-09
Lowest Quarterly Results	(20.95)%	9-30-11

Thornburg International Value Fund SUMMARY PROSPECTUS February 1, 2019, as supplemented April 26, 2019

For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

TH2251

Average Annual Total Returns

(periods ended 12-31-18)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	(20.22)%	(0.74)%	5.12%
Return After Taxes on Distributions	(20.60)%	(3.01)%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	(11.98)%	(0.68)%	3.96%
MSCI EAFE Index (reflects no deduction for fees, expenses, or U.S. taxes)	(13.79)%	0.53%	6.32%
MSCI AC World ex-U.S. Index (reflects no deduction for fees, expenses, or U.S. taxes)	(14.20)%	0.68%	6.57%

Class R4 Shares	1 Year	5 Years	10 Years
Return Before Taxes	(20.07)%	(0.55)%	5.33%
MSCI EAFE Index (reflects no deduction for fees, expenses, or U.S. taxes)	(13.79)%	0.53%	6.32%
MSCI AC World ex-U.S. Index (reflects no deduction for fees, expenses, or U.S. taxes)	(14.20)%	0.68%	6.57%

Class R5 Shares	1 Year	5 Years	10 Years
Return Before Taxes	(19.85)%	(0.28)%	5.61%
MSCI EAFE Index (reflects no deduction for fees, expenses, or U.S. taxes)	(13.79)%	0.53%	6.32%
MSCI AC World ex-U.S. Index (reflects no deduction for fees, expenses, or U.S. taxes)	(14.20)%	0.68%	6.57%

Class R6 Shares	1 Year	5 years	Since Inception (5-1-12)
Return Before Taxes	(19.69)%	(0.06)%	2.89%
MSCI EAFE Index (reflects no deduction for fees, expenses, or U.S. taxes)	(13.79)%	0.53%	4.73%
MSCI AC World ex-U.S. Index (reflects no deduction for fees, expenses, or U.S. taxes)	(14.20)%	0.68%	3.68%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lei Wang, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2006.

Di Zhou, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2015.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 82 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.